A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
A&B: A Premier Hawaii Real Estate & Land Company
June 18-22, 2012

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Statements in this presentation that set forth
expectations or predictions are based on
facts and situations that are known to us as
of June 18, 2012.
Actual results may differ materially, due to
risks and uncertainties, such as those
described on pages 20-39 of A & B II, Inc.’s
Form 10 and our other subsequent filings
with the SEC. Statements in this
presentation are not guarantees of future
performance. We do not undertake any
obligation to update our forward-looking
statements.
Forward-Looking Statements

1870 Founded as a sugar business

1949 Kahului Development Co. formed (now A&B Properties)

1969 Matson becomes a wholly-owned subsidiary of A&B

Today Separation into two publicly traded cos.: A&B and Matson

ALEX
LISTED
NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Alexander & Baldwin Overview and Evolution
▪ Agribusiness (Hawaiian Commercial & Sugar Co.)
 – 12 acres on Maui eventually led to 3 sugar plantations, 130,000 acres
 – Foundation for our real estate & shipping businesses
 – Today: State’s largest farmer, only remaining sugar plantation
▪ Real Estate (A&B Properties)
 – Development of master-planned community on Maui for sugar workers
 – Entitlement & development of other non-sugar lands
 – Land sales led to 1031 acquisition of Mainland commercial properties
 – Today: State’s most active real estate investor
▪ Shipping (Matson)
 – Transportation of raw sugar to West Coast refinery
 – A wholly owned subsidiary in 1969
 – Today: Primary carrier to Hawaii & Guam, weekly service to China & nationwide provider of logistics services

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Key Milestones
Completed
Separation Approved on June 8, 2012
▪ Received IRS letter ruling on tax-free nature of spin off
▪ Form 10 declared effective by the SEC
▪ Post-separation financing in place
▪ Merger and reorganization completed
Important
Dates
▪ Record: Monday, June 18, 2012, 5:00PM EDT
▪ Distribution: Friday, June 29, 2012, 4:00PM EDT
▪ First day of “regular way” trading for A&B (NYSE: ALEX)
 and Matson (NYSE: MATX): Monday, July 2, 2012
Three-Way
Trading
Information
▪ June 14 through the distribution date
▪ A&B Holdings, Inc. stock trading “regular way” until the
 distribution date under the symbol “ALEX”
▪ Matson ex-distribution trading under the symbol “MATX WI”
▪ New A&B stock when issued trading under the symbol
 “ALEX WI”

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Unique assets
& competitive
strengths
The “New A&B”
Tangible
 ▪ 88,000 acres primarily on Maui and Kauai
 ▪ 7.9 million square feet of high-quality commercial properties in
 Hawaii & Mainland
 ▪ Robust Hawaii development pipeline (fully entitled) of over
 3,500 residential and commercial units
 ▪ 36,000-acre sugar plantation - a future energy business
 ▪ Strong balance sheet & ample debt capacity
Intangible
 ▪ A staff with deep experience, network & understanding of Hawaii
 ▪ Reputation for integrity, performance & commitment to the community
 ▪ Disciplined underwriting & investment
Track record of success
Attractive “Hawaii Play”: well positioned to capitalize on Hawaii upside
A PREMIER HAWAII REAL ESTATE & LAND COMPANY

Cyclical Development
Stable Cash Flow from Leasing
Land Stewardship, Planning & Entitlement

ALEX LISTED NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
How Our Land Businesses Fit Together

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Real Estate Development & Investment Strategy
▪ Focus on entitlement and
 development of core
 Hawaii lands
▪ Invest in high-returning real
 estate opportunities in Hawaii
 – Diversify to new markets and
 asset classes
 – Leverage market knowledge
 and expertise
▪ Scale and stage development
 portfolio to market opportunity
 – Ready inventory to meet
 market demand
▪ Utilize strategic joint ventures

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Leasing Strategy
▪ Active portfolio management
 – Maximize cash flow to support
 development activities
 – Optimize asset values
▪ Reinvest land and commercial
 property sales proceeds, on a
 tax-advantaged basis, into
 commercial property
 investments having favorable
 growth prospects
▪ Opportunistic migration of
 portfolio to Hawaii over time

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Land Stewardship Strategy
▪ Employ lands at highest
 and best use
▪ Identify and pursue
 entitlements, developments and
 transactions that enhance the
 value of raw landholdings
▪ Optimize cash flow to cover the
 cost of maintaining land and
 infrastructure
▪ Target renewable energy
 growth for strategically
 located land parcels

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
A&B: Investment Thesis
▪ Unique assets & competitive strengths
▪ Proven track record
▪ Embedded growth opportunities in a
 development pipeline positioned for market
 recovery
▪ Hawaii economy at a positive inflection point
▪ Healthy balance sheet & liquidity
▪ Best public company vehicle for capitalizing
 on Hawaii’s upside and creating long-term
 shareholder value

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Kihei
Kahului
Conservation 15,850 acres

Agriculture 50,831 acres

Urban/Entitled  559 acres

Maui - 67,240 acres
* Includes 961 acres at Kukui’ula joint venture
Conservation 13,320 acres

Agriculture 6,944 acres

Urban/Entitled1,072 acres*

Kauai - 21,366 acres
Lihue
Poipu
Wainiha
Princeville

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
	Product Type	Planned units, lots or sf	Current Status	2012	2013	2014 and Beyond
Kai Malu at Wailea	Resort Res.	150 units
Wailea MF-11	Resort Res.	12 lots
Wailea MF-19	Resort Res.	9 lots
Additional Wailea	Resort Res.	400-600 units
Haliimaile	Primary Res.	170 lots
Aina ‘O Kane	Primary Res.	103 units
Kahului Town Center	Retail/Primary Res.	440 units, 225,000 sf
Maui Business Park II	Commercial	131 lots on 155 salable acres
Kukui’ula	Resort Res.	up to 1,500 units on 640 saleable acres
Brydeswood	Primary Res.	24 lots
Waihonua	Primary Res.	341 units
Gateway at Mililani Mauka	Retail	28,400 sf
Gateway South	Office	20,000 sf
Ka Milo at Mauna Lani	Resort Res.	137 units
Robust Development Pipeline
Entitled
Constructed
Under Construction
Timing of closings
Developing for lease

GLA

Office
1.2M sf
15.2%
Retail
0.8M sf
10.1%
Industrial
0.6M sf
7.6%
Office
0.2M sf
2.5%
Retail
0.7M sf
8.9%
Industrial
4.5M sf
55.7%

Cash Net Operating Income (NOI)

Retail
$9.1M
15.9%
Industrial
$7.2M
12.6%
Office
$3.1M
5.4%
Office
$9.4M
16.4%
Retail
$12.7M
22.2%
Industrial
$15.8M
27.6%

ALEX
LISTED
NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
* Includes cash NOI of $3.5M from Hawaii unimproved properties and cash NOI from properties sold in 2011
Note:  See appendix for statement regarding the Company's use of non-GAAP financial measures and a reconciliaton of GAAP to non-GAAP measures.
Mainland
Hawaii
7.9M sf
$60.8M*
Diversified Commercial Portfolio

Hawaii Commercial Portfolio

As of March 31, 2012, except as noted

SAFEWAY

ALEX
LISTED
NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012

Number of properties	21
Square feet
Industrial	565K
Office	170K
Retail	698K
Total	1.4M
Occupancy	91%
Outstanding debt	-
Portfolio cash NOI (2011)1	$23.0M
Portfolio cash NOI to total portfolio NOI	40%
Cash NOI from Hawaii ground leases	$3.5M
Total Hawaii cash NOI	$26.5M
Note: See appendix for statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Mainland Commercial Portfolio
As of March 31, 2012, except as noted

Number of properties	23
Square feet
Industrial	4.5M
Office	1.3M
Retail	0.7M
Total	6.5M
Occupancy	93%
Outstanding debt	$28.2M
Cash NOI (2011)	$34.3M
Cash NOI to total portfolio	60%
Note: See appendix for statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Market Knowledge & Expertise
▪ Real estate team with extremely deep and broad acquisition, development and asset management expertise
▪ Competitive advantages when competing with both smaller, local investors and large Mainland institutional investors for Hawaii deals
 – Local knowledge and expertise that out-of-state investors can’t match
 – Financial capacity, expertise and liquidity advantage over most local investors
▪ Investment “sweet spot” from $10 million to $50 million, but look at everything from $2 million to $200 million
Colliers Hawaii Year-End 2011 Investment Market Report	Local Investors	Out-of-State Investors
Avg. Purchase Price	$4.4M	$19.2M
Total Investments	$409M	$825M
Purchase Price to Assessed Value	74.3%	122.3%

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
A&B: Investment Thesis
▪ Unique assets & competitive strengths
▪ Proven track record
▪ Embedded growth opportunities in a
 development pipeline positioned for market
 recovery
▪ Hawaii economy at a positive inflection point
▪ Healthy balance sheet & liquidity
▪ Best public company vehicle for capitalizing
 on Hawaii’s upside and creating long-term
 shareholder value

Year	Project	Type	Transaction	Acquisition Price ($ in millions)
Development Acquisitions				
2012	Gateway South	Commercial Development	Private	11
2011	Gateway at Mililani	Retail Development	Private	8
2010	Waihonua at Kewalo	Residential Development	Public	16
2010	Lahaina Square	Distressed Debt	Private	6
2009	Raceway Park	Distressed Debt	Private	11
2006	Waiawa	Residential Development - JV	Private	8*
2004	Ka Milo	Residential Development - JV	Private	9*
2004	Keola Lai	Residential Development	Public	14
2003	Alakea Corporate Center	Office Condo Conversion	Public	20
2003	Hokua	Residential Development - JV	Private	40*
2003	Wailea	Resort Development	Private	67
2002	Kunia Shopping Center	Retail Development	Public	3
1031 Income Property Acquisitions				
2010	Lanihau Marketplace	Retail	Private	23
2010	Komohana Industrial Park	Industrial	Private	38
2009	Waipio Industrial Park	Industrial	Public	28
2009	Waipio Shopping Center	Retail	Private	31
2005	Lanihau Marketplace	Retail + Development Site	Private	18
2005	Daiei (801 Kaheka)	Retail	Private	19
2003	Napili Plaza	Retail	Public	7
2002	Mililani Shopping Center	Retail	Private	30

ALEX LISTED NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Successful Hawaii Track Record
▪ Since 2000, invested $800 million in Hawaii development projects
 ($420 million completed)
▪ Returns on completed projects averaged 22%

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Successful Development Track Record
352-unit high-rise
residential
condominium near
downtown Honolulu.
$224M revenue
generated.
100-unit condominium
with surrounding
ocean and mountain
views in Waikiki.
$63M revenue
generated.
Conversion of office
building into office
condominium. $35M
revenue generated
(including leasing).
Keola Lai
Lanikea
Alakea Corporate
Tower
Kai Lani
Partnered with a
prominent local home
builder to develop
116-residential
condominiums in the
Ko Olina Resort. The
project sold out over
14 months, generating
$57M in revenue.
Daiei (Retail)
Originally acquired
4-acre site for a
potential condo
development.
Opportunistic sale at
market peak for gain
similar to the gain
expected from
development.
Kunia Shopping Center
Development of 60,400 s.f.
retail space on 4.6 acres.
Designed to serve the growing
suburban area of Kunia on
Oahu. Held asset in portfolio.
Built to a 13.4% cap rate.

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
A&B: Investment Thesis
▪ Unique assets & competitive strengths
▪ Proven track record
▪ Embedded growth opportunities in a
 development pipeline positioned for
 market recovery
▪ Hawaii economy at a positive inflection point
▪ Healthy balance sheet & liquidity
▪ Best public company vehicle for capitalizing
 on Hawaii’s upside and creating long-term
 shareholder value

Description	
Location	Poipu, Kauai
Acquisition date	Historic lands
Acres	1,000 (961 remaining; 641 saleable)
Units/homes	Up to 1,500
Status	Sales and marketing, vertical construction
Estimated construction completion	2030
Targeted sales price per s.f.	$40-$130 (land)

ALEX LISTED NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Kukui’ula
Overview
▪ Incomparable product with limited competition
▪ Offsite infrastructure complete for 450 additional lots
▪ Attractive price points relative to other luxury resort communities in Hawaii
▪ Positive sales momentum building: – Increased overall sales activity – Good market response to built product – Increased vertical construction – Increased 3rd party developer interest
▪ Overall, 83 lots closed; 5 sold; 82 available at June 14, 2012

SF-8
MF-5
MF-6
SF-S
MF-4
SF-7
MF-7
MF-8
MF-12
MF-13
MF-11
B-I
B-II
MF-10
MF-16
MF-19
Golf Vistas
MF-9
MF-15

ALEX
LISTED
NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Wailea
Fully Entitled Acreage	Acres
Acquisition/Improvements	270
Contributed to JV/Sold	(103)
Remaining	167
Lots for sale	14
Under development	24
Future development	129
▪ Original developer in the 1970s and 1980s
▪ Sold in 1989, repurchased 270 acres in
 2003 for $67 million
▪ Sold/developed 100 acres, recapturing
 investment
▪ 167 remaining acres fully zoned for
 residential and commercial uses with a plan
 for up to 700 units
▪ 38 acres in active development
Future
development
Active
development/
sales
Sold

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Maui Business Park II
Description
Location	Kahului, Maui
Acquisition date	Historic lands
Zoning	Light industrial
Acres	179 (155 saleable)
Lots	131
Status	Construction and presales
Estimated construction completion	2019
Targeted sales price per s.f.	$40-$60
Overview
▪ Well-located in Central Maui, near Kahului Airport, Harbor and Maui’s primary residential district
▪ Adjacent to MBPI, which A&B transformed into Maui’s primary retail destination
▪ Limited competition over the next 20 years
▪ Offsite infrastructure work completed
▪ 4-acre parcel sold to Costco in January 2012 for $38 per square foot
Phase I
Phase II

Waihonua at Kewalo

WAIHONUA
AT KEWALO

Artist's Rendering

Description	
Location	Honolulu, Oahu
Acquisition date	June 30, 2010
Zoning	High-rise residential
Units	341
Floors	43
Status	Design/permitting and presales
Estimated construction completion	2014/2015
Average unit size	1,000 s.f.
Average sales price per s.f.	$700
Average cost per s.f.	$550 to $600

ALEX
LISTED
NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Overview
▪ Extremely well located near shopping, restaurants and beaches
▪ Successful navigation of complex permitting process
▪ Limited new product during development timeframe
▪ 203 binding + 17 nonbinding sales as of June 14, 2012 ($156M in sale value)

Gateway at
Mililani
Mauka
Gateway at
Mililani
Mauka
South

ALEX
LISTED
NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Gateway at Mililani Mauka
Description	Gateway at Mililani	Gateway South
Location	Mililani, Oahu	Mililani, Oahu
Projected Acquisition	December 2011	June 2012
Stabilized NOI	$1.0 million	$1.4 M
Zoning	B-1 Business	B-1 Business
Acres	4.35	4.2
GLA (in sq. ft.)	28,400 (future), 5,900 (existing)	20,000 (future), 18,700 (existing)
Occupancy	100%	100%
Est. construction start	3Q12	To be determined
Est. construction completion	2013	To be determined
Funded by	1031 exchange funds	1031 exchange funds
Future	Office/retail	Office/retail
Status	Under construction	Pre-development planning in progress

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Future Kaka'ako Project
▪ Long-term option to purchase
 a 3.3-acre fully-zoned high-rise
 condominium site in urban
 Honolulu
▪ Kaka'ako site targeted for
 high-rise condominium
 – 468 units total, including tower
 and surrounding town homes
 – Slated for pre-sales in 2013,
 completion in 2016
▪ Thorough evaluation of
 Kaka'ako market and site
 underway

Conceptual Community Master Plan
WAI'ALE

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NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Waiale		Kihei Residential	Ele’ele Expansion
Target	Primary Residential	Primary Residential	Primary Residential
Location	Central Maui	Maui’s South Shore	Kauai’s South Shore
Project Size (acres/units)	545 acres/2,550 units	95 acres/600 units	840 acres
Project description	Master-planned community	Residential subdivision	Master-planned community
Current Status	The State Land Use Commission (SLUC) approved the designation of the land from agriculture to urban in June 2012. The Company is proceeding with County zoning.
The SLUC approved the designation of
the land from agriculture to urban in
January 2009. The Planning
Commission approved the zoning
change and community plan amendment
applications. Applications have been
transmitted to City Council for review and
final approval.

Being pursued through Kauai’s multi-
year General Plan Update Process.
Working through the process to ensure
the inclusion of Eleele, and related
recreational and commercial uses, as an
appropriate future urban growth area.

Entitlement Areas of Focus

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
▪ 6-MW (AC) facility built on 20-acres
 of Company-owned land
▪ 20-year fixed rate agreement to sell
 power generated to local utility at
 $200 per MW
▪ All-in development cost of $25M to
 $27M
▪ Payback in under 5 years, aided by
 substantial federal and state tax
 credits in first year
▪ Project proceeding on schedule for
 late 2012 completion
Port Allen Solar Project
Value Creation from Land Stewardship Activities

Production and Yield

250,000
200,000
150,000
100,000
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Production
Yield

ALEX LISTED NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Value Creation from Land Stewardship Activities
▪ HC&S: 36,000-acre Maui sugar
 plantation (35,500 owned acres)
▪ McBryde Resources: 4,000 acres
 leased for farming operations
 (coffee and corn) on Kauai
▪ Focused on de-risking operations
▪ Significant renewable energy
 provider on Maui (hydro and
 bagasse) and Kauai (hydro and
 planned solar)
▪ Expansion of renewable energy
 under evaluation using $12M of
 Federal research grants

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
A&B: Investment Thesis
▪ Unique assets & competitive strengths
▪ Proven track record
▪ Embedded growth opportunities in a
 development pipeline positioned for market
 recovery
▪ Hawaii economy at a positive inflection
 point
▪ Healthy balance sheet & liquidity
▪ Best public company vehicle for capitalizing
 on Hawaii’s upside and creating long-term
 shareholder value

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
▪ Positive trends in key economic indicators
 – Strong performance trends for Hawaii’s visitor industry
 – 2011 near-record year
 – April YTD expenditures up 17% and arrivals up 9%
 – 2012 outlook for record arrivals and expenditures
 – Unemployment declining and relatively low at 6.3% v. 8.1% for U.S.
 – YTD May bankruptcies down 25%
 – YOY median prices for Oahu homes in May $664,000, up 12%
▪ Catalysts for future growth
 – Military
 – Rail
 – International tourism, especially from China and Korea
Hawaii Economy at a Positive Inflection Point
Sources: Hawaii Tourism Authority, May 31, 2012; Department of Labor and Industrial Relations Report, April 2012; DBEDT Quarterly Statistical &
Economic Report, 2nd Quarter 2012 http://hawaii.gov/dbedt; Hawaii Bankruptcy Court http://www.hib.uscourts.gov/stats/index_stats.html;
Honolulu Board of Realtors, June 7, 2012
Data provided for informational purposes only; no endorsement of forecast implied.

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
The China Potential for Hawaii
Source: Title Guaranty (RE Transactions); Hawaii Tourism Authority (Visitor #’s); National Bureau of Statistics of China (Population);
Japan Ministry of Internal Affairs and Communications (Population)

Japan	2009	2010	2011
Number of Visitors (in millions)	1.2	1.2	1.2
Real Estate Investment (in millions)	$278.9	$263.4	$274.0
Average Investment (in millions)	$1.1	$1.2	$1.0
Population (in millions)	127.5	128.1	127.8
China	2009	2010	2011
Number of Visitors	41,900	61,500	79,500
Real Estate Investment	?	?	?
Population (in billions)	1.33	1.34	1.35

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
A&B: Investment Thesis
▪ Unique assets & competitive strengths
▪ Proven track record
▪ Embedded growth opportunities in a
 development pipeline positioned for market
 recovery
▪ Hawaii economy at a positive inflection point
▪ Healthy balance sheet & liquidity
▪ Best public company vehicle for capitalizing
 on Hawaii’s upside and creating long-term
 shareholder value

Conservative Capital Structure & Ample Liquidity

ALEX
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NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Capital Structure	Capacity/ Limit (in millions)	Pro Forma at Separation (in millions, unaudited)
Prudential Term Debt	$300	$207
Revolver Debt	$260	$50
Existing Mortgages on Commercial Portfolio Properties	-	$29
Total Debt	-	$286
Undrawn Capacity	-	$303
Statistics	Pro Forma at Separation
Debt to Debt + Equity	25%
Debt to Total Assets	20%
5-Year Average Debt Maturities (2012-2016)	$15M
5-Year Range of Debt Maturities (2012-2016)	$14M to $19M
5-Year Average EBITDA (2007-2011)	$129M

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
A&B: Investment Thesis
▪ Unique assets & competitive strengths
▪ Proven track record
▪ Embedded growth opportunities in a
 development pipeline positioned for market
 recovery
▪ Hawaii economy at a positive inflection point
▪ Healthy balance sheet & liquidity
▪ Best public company vehicle for
 capitalizing on Hawaii’s upside and
 creating long-term shareholder value

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Appendix A: Leadership

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Board of Directors
Stanley M. Kuriyama
Chairman and Chief Executive Officer, Alexander & Baldwin, Inc.
W. Allen Doane
Retired Chairman of the Board and Chief Executive Officer, Alexander & Baldwin, Inc.
Walter A. Dods, Jr.
Chairman of the Board, Matson and Retired Chairman and Chief Executive Officer of BancWest
and First Hawaiian Bank
Robert S. Harrison
President and Chief Executive Officer, First Hawaiian Bank
Charles G. King
President, King Auto Center
Douglas M. Pasquale
Director of Ventas, Inc. and Retired Chairman of the Board and Chief Executive Officer,
National Health Properties, Inc.
Michele K. Saito
President, Farmers Insurance Hawaii
Jeffrey N. Watanabe
Chairman of the Board, Hawaiian Electric Industries, Inc. and Retired Founder of Watanabe Ing
LLP, a Limited Liability Law Partnership
Eric K. Yeaman
President and Chief Executive Officer, Hawaiian Telcom

Stan Kuriyama
Chairman & CEO
Meredith Ching
Senior Vice President
Government &
Community Relations
Nelson Chun
Senior Vice President
& Chief Legal Officer
Chris Benjamin
President &
Chief Operating
Officer
Paul Ito
Senior Vice President
&
Chief Financial Officer
Son Jai Paik
Vice President,
Human Resources
Real Estate &
Agribusiness
Operations

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Management Team
New A&B

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Appendix B: Organization & Financial Overview

Organization and Reporting Segments

Alexander & Baldwin
A&B Properties, Inc.
Hawaiian Commercial & Sugar Company (a division)
Other Agriculture Companies
Leasing and management of commercial properties and unimproved land
Entitlement and sales of raw land
Production and sale of sugar/molasses
Production and sale of electricity
Sales of commercial properties
Development and sales of properties
Production and sale of electricity
Provision of services to agricultural lessees

ALEX LISTED NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
RE Leasing Segment
RE Sales Segment
Agribusiness Segment

New A&B Financial Profile

($ in millions)	2007	2008	2009	2010	2011	5-Year Average
Revenue [1]						
Real Estate Sales	117.7	350.0	125.5	131.0	59.8	156.8
Real Estate Leasing	107.4	107.0	102.5	93.8	99.7	102.1
Agribusiness	122.1	121.6	99.6	165.6	157.5	133.3
Total	**347.2**	**578.6**	**327.6**	**390.4**	**317.0**	**392.2**
Operating Profit [1]						
Real Estate Sales	74.4	95.6	39.1	50.1	15.5	54.9
Real Estate Leasing	51.6	47.8	43.2	35.3	39.3	43.4
Agribusiness	0.2	(12.9)	(27.8)	6.1	22.2	(2.4)
Total	**126.2**	**130.5**	**54.5**	**91.5**	**77.0**	**95.9**
Cash NOI [2]	**69.3**	**67.0**	**65.9**	**55.7**	**60.8**	**63.7**
Capital Expenditures [3]	**176.8**	**147.7**	**71.8**	**144.7**	**62.4**	**120.7**
Total Assets	**1,205.9**	**1,175.7**	**1,231.3**	**1,341.5**	**1,386.6**	
Development & Joint Ventures	**383.0**	**259.8**	**317.7**	**404.9**	**436.2**	
Commercial Real Estate	**563.2**	**581.4**	**599.1**	**718.9**	**728.8**	

1 Includes real estate discontinued operations

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A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
2 See appendix for statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures; Cash NOI is not adjusted for changes in discontinued operations from sales of commercial real estate after the year indicated.
3 Excludes 1031 exchanges; maintenance capital expenditures average between $15M and $20M annually.

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Management’s Use of Non-GAAP Financial Measures
The Company presents cash NOI, which is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). Cash NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of cash NOI used by other companies. Cash NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the
Company’s liquidity. Cash NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Cash NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the Real
Estate Leasing segment’s operating profit after subtracting discontinued operations is the most directly comparable GAAP measurement to cash NOI. A required reconciliation of Real Estate
Leasing operating profit to Real Estate Leasing segment cash NOI is presented on slide 43.

2007	2008[1]	2009	2010	2011
Real Estate Leasing segment operating profit before discontinued operations	51.6	47.8	43.2	35.3	39.3
Less amounts reported in discontinued operations	(3.5)	(4.2)	(8.0)	(3.3)	(1.3)
Real Estate Leasing segment operating profit after subtracting discontinued operations	48.1	43.6	35.2	32.0	38.0
Adjustments:					
Depreciation and amortization	16.1	19.2	21.2	21.1	21.7
FASB 13 straight-line lease adjustments	(3.3)	(2.4)	(2.0)	(4.1)	(3.8)
General and administrative expenses	4.9	3.9	3.5	3.4	3.6
Discontinued operations	3.5	4.2	8.0	3.3	1.3
Real Estate Leasing segment cash NOI	69.3	67.0	65.9	55.7	60.8

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A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Reconciliation of Leasing Operating Profit to Cash NOI
Dollars in Millions
1 Includes Kahului Shopping Center business interruption payment of $1.5 million
Note: Discontinued operations are not adjusted for sales of commercial real estate occurring after the indicated year.

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Appendix C: Landholdings and Valuation

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Valuation Methodologies - Overall Approach
▪ “Sum-of-the-parts” approach to perform a net asset valuation (NAV)
 most commonly used
 ‒ Break down holdings into key asset classes
 ‒ Value assets within asset class using one or more methodologies
 ‒ Sum and subtract certain liabilities
▪ A&B does not routinely perform such valuations
▪ Valuations will require analysts to make a number of assumptions on key factors which will have a material impact on resultant value (e.g., cap rates, construction spending timing, sales absorption)

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Valuation Data Sources
Asset Class	Information & Data Sources
Income properties
Commercial properties
Company : 10-K, RE Supplement, Presentations, Website, Form 10
Third Party: Commercial Property Brokers, REITs, NAREIT, CCIM, Hawaii public companies, commercial property sales listing websites (e.g., Loopnet)

Ground leases	Company: RE Supplement, 10-K, Website, Third Party: Maui/Kauai Boards of Realtors
Development lands
Active developments	Company: 10-K, RE Supplement, Presentations, Website, Form 10 Third Party: Hawaii public companies, developers, Maui/Kauai Boards of Realtors
Future or planned dev.	Company: 10-K, RE Supplement, Presentations, Website, Form 10 Third Party: Commercial Property Brokers, Hawaii public companies, commercial property sales listing websites (e.g., Loopnet)
Core Ag & conservation lands
Maui	Company: 10-K, RE Supplement, Presentations, Website, Form 10 Third Party: Maui Board of Realtors, Maui public company
Kauai	Company: 10-K, RE Supplement, Presentations, Website, Form 10 Third Party: Kauai Board of Realtors
Non-core Ag & conservation lands	Company: 10-K, RE Supplement, Presentations, Website, Form 10 Third Party: Maui/Kauai Board of Realtors, Hawaii public companies

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Total Landholdings
As of 12/31/11

Description	Maui	Kauai	Oahu	Big Island	Mainland	Total Acres
Fully entitled
Hawaii - development/other
Active development/sales	217	-	7	-	-	224
Future development	188	44	-	-	-	232
Ground leases to third parties	64	1	-	-	-	65
Land used by affiliates	22	4	-	-	-	26
Other, including land not planned for development	17	54	-	-	-	71
Total Hawaii - development/other	508	103	7	-	-	618
Mainland - development					28	28
Hawaii - commercial improved properties	51	8	63	10	-	132
Mainland - commercial improved properties	-	-	-	-	443	443
Subtotal - fully entitled	559	111	70	10	471	1,221

Agricultural, pasture and miscellaneous
Hawaiian Commercial & Sugar Company	35,500	-	-	-	-	35,500
Leased to third parties	7,150	4,620	-	-	-	11,770
Other agricultural, pasture and misc. purposes	8,181	2,324	-	-	-	10,505
Subtotal - agricultural, pasture & misc.	50,831	6,944	-	-	-	57,775

Watershed/conservation
Wainiha Valley	-	10,120	-	-	-	10,120
Other Kauai	-	3,200	-	-	-	3,200
Maui	15,850	-	-	-	-	15,850
Subtotal - watershed/conservation	15,850	13,320	-	-	-	29,170

Total landholdings	67,240	20,375	70	10	471	88,166

1
1 Of this acreage, roughly 10,000 acres represents lands that have higher sale or development potential.

Total Acres Sold	Average Price Per Acre	High	Low
0 – 5 Acres	10	$107,300	$175,000	$11,500
5-20 Acres	67	$61,300	$167,800	$24,300
20-100 Acres	180	$31,300	$40,700	$16,700
100+ Acres	363	$17,900	$27,500	$11,300
Total	620	$27,900	$175,000	$11,300

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A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Valuation Methodologies -
A&B Ag Zoned Land 5-Year Sales Data
A&B Ag Zoned Land Sales Transactions
2007 to 2011
A&B’s gross margin on unimproved land sales averaged 87% from 2007-2011

# of Transactions	Total Acres Sold	Average Acres Per Transaction	Average Price Per Acre	High	Low
5-20 Acres	40	350	9	$95,600	$295,000	$24,300
20-100 Acres	17	630	37	$51,700	$197,800	$8,300
100+ Acres	8	2,900	361	$18,300	$50,100	$11,300
Total > 5 Acres	65	3,900	60	$30,700	$295,000	$8,300

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A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Valuation Methodologies - Market Data
North Shore/Upcountry Maui Ag Zoned Land Sales Comps
(Haiku /Kula /Makawao /Olinda)
2006 to 2011
Source: A&B compilation and analysis of Maui Board of Realtors data

# of Transactions	Total Acres Sold	Average Acres Per Transaction	Average Price Per Acre	High	Low
5-20 Acres	32	300	9	$111,000	$297,700	$25,000
20-100 Acres	3	70	23	$68,700	$86,400	$27,700
100+ Acres	5	1,730	346	$17,200	$35,100	$3,700
Total > 5 Acres	40	2,100	52	$32,100	$297,700	$3,700

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A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Valuation Methodologies - Market Data
Kauai Ag Zoned Land Sales Comps
2007 to 2010
Source: A&B compilation and analysis of Hawaii Information Service data

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Appendix D: Hawaii Economic Data

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Key Hawaii Economic Indicators
Indicator (% Change YOY, except unemployment rate)	2009 DBEDT	2010 DBEDT	2011 DBEDT	2012F		2013F		2014F
				UHERO	DBEDT	UHERO	DBEDT	UHERO	DBEDT
Real Gross Domestic Product	(2.6)	1.2	1.2	2.2	2.2	3.1	2.3	3.6	2.4
Visitor Arrivals	(4.4)	7.7	3.8	5.2	6.5	2.5	2.2	1.7	2.4
Real Personal Income	(1.4)	1.5	0.7	1.5	1.7	2.7	2.1	2.9	2.6
Unemployment Rate	6.8	6.6	6.3	6.1	NF	5.4	NF	4.9	NF
Building Permits	(29.0)	9.7	(26.2)	48.3	NF	6.2	NF	12.0	NF
Sources: University of Hawaii Economic Research Organization (UHERO), State Forecast, May11, 2012 ,and Hawaii Construction Forecast, March 16, 2012,
http://www.uhero.hawaii.edu/ ; Hawaii Department of Business, Economic Development & Tourism (DBEDT), 2nd Quarter 2012 Report http://hawaii.gov/dbedt.
Data provided for informational purposes only; no endorsement implied.
NF: Not forecasted

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Hawaii Economic Indicators
As of April 30, 2012
1Increase in building permits primarily due to increase in alterations and additions.
2 Months of inventory is a Honolulu Board of Realtors figure for the month of May 2012
Sources: Hawaii Tourism Authority, Monthly Visitor Statistics, April 2012; DBEDT Monthly Economic Indicators, April 2012; Title Guaranty Report, April 2012; Hawaii
Department of Labor and Industrial Relations.
Data provided for informational purposes only; no endorsement implied.
	YTD	% Change From 2011
Visitors (by air)
Arrivals (millions)	2.6	8.6
Expenditures (billions)	$4.8	16.6
Building permits (millions)	$703.4	23.11
Oahu residential real estate
Median home prices	$607,000	6.9
Home volumes	853	(1.5)
Home months of inventory (May)2	3.7	(35.1)
Median condo prices	$310,000	0.9
Condo volumes	1,200	(6.8)
Condo months of inventory (May) 2	4.4	(24.1)
Unemployment rate (April)	6.3	(0.3)

YTD Arrivals: 8.6%
YTD Expenditures: 16.6%
Visitor Arrivals
(in Millions)
8.5
8.0
7.5
7.0
6.5
6.0
5.5
Visitor Expenditures
($ in Billions)
16
15
14
13
12
11
10
9
8
7
6
2004
2005
2006
2007
2008
2009
2010
2011
2012F
2013F
2014F
Visitor Expenditures
Visitor Arrivals

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A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Visitor Arrivals and Expenditures
Source: DBEDT Quarterly Statistical & Economic Report, 2nd Quarter 2012 http://hawaii.gov/dbedt;
Hawaii Tourism April 2012 Visitor Highlights http://www.hawaiitourismauthority.org
Data provided for informational purposes only; no endorsement of forecast implied.

10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
Percent
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012F
2013F
2014F
Hawaii
U.S.

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NYSE

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Hawaii and U.S. Unemployment Rate
Sources: DBEDT Quarterly Statistical & Economic Report, 2nd Quarter 2012 http://hawaii.gov/dbedt; UHERO State Forecast Update, May11, 2012
http://www.uhero.hawaii.edu/; United States Department of Labor, Unemployment Data; Bloomberg Composite Forecast as of June 6, 2012
Data provided for informational purposes only; no endorsement of forecast implied.
Hawaii Average Unemployment
April 2012 - 6.3%
April 2011 - 6.6%

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Hawaii Real Estate Overview
Residential Real Estate Resales; YTD Ended May 31, 2012
County	Single Family Homes				Condominiums
	Sales	% Change from 2011	Median Price	% Change from 2011	Sales	% Change from 2011	Median Price	% Change from 2011
Hawaii	658	(3)	241,500	(2)	252	(8)	256,250	27
Kauai	170	16	452,500	(9)	126	(1)	285,000	38
Maui	353	(3)	435,000	(3)	544	0	347,300	6
Oahu	1,099	(1)	619,000	8	1,586	(4)	310,000	2
Total	2,280	(1)			2,508	(3)
Source: Title Guaranty Sales of Existing Homes & Condominiums report, May 2012
Data provided for informational purposes only; no endorsement implied.

800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
Median Price
2,500
2,000
1,500
1,000
500
0
Sales Volume
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Oahu- SFH Median Price
Oahu- Condo Median Price
Oahu - SFH Sales Volume
Oahu- Condo Sales Volume

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A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Hawaii Real Estate Overview - Oahu
Oahu Single Family Homes and Condo Resales
Source: Title Guaranty Sales of Existing Homes & Condominiums report, Honolulu Board of Realtors March 2012.
Data provided for informational purposes only; no endorsement implied.

A&B: A Premier Hawaii Real Estate & Land Company ● June 18-22, 2012
Hawaii Real Estate Overview
Oahu Commercial Markets as of March 31, 2012, except for Retail
Retail*
YTD net absorption	154,308 SF
Vacancy rate	4.26%
Average asking rent range	$2.70 - $3.53 PSF/MO
Average operating expense	$1.08 PSF/MO
Industrial
YTD net absorption	19,925 SF
Vacancy rate	4.72%
Average asking rent NNN	$0.95 PSF/MO
Average operating expense	$0.32 PSF/MO
Office
YTD net absorption	(8,033) SF
Vacancy rate	13.60%
Average full asking rent	$2.84 PSF/MO
Average operating expense	$1.27 PSF/MO
* Retail data as of May 31,2012 or for the period from November 1, 2011 to May 31, 2012.
Sources: Colliers International Oahu First Quarter 2012, Office and Industrial Market Reports; Colliers International Mid Year 2012, Retail Market Report
Data provided for informational purposes only; no endorsement implied.